Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 1 dated May 5, 2015

To

Prospectus dated April 23, 2015

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 23, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

    Since commencing our continuous public offering on July 2, 2012 and through May 4, 2015, we received and accepted subscriptions in our offering for approximately 70,442,600 shares of our common stock at an average price per share of $10.26, for corresponding gross proceeds of approximately $722,392,900, including shares purchased by our affiliates, shares repurchased pursuant to our share repurchase program and proceeds from our second amended and restated distribution reinvestment plan.

This supplement amends the indicated section of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled “Prospectus Summary — Recent Developments” is hereby amended by adding the following as a new subsection thereof on the top of page 19:

East West Bank Credit Facility

   On April 30, 2015, we entered into a revolving credit facility, or the EWB Credit Facility, with East West Bank, or EWB. The EWB Credit Facility provides for borrowings in an aggregate principal amount of up to $40,000,000, subject to compliance with a borrowing base.

    Advances under the EWB Credit Facility bear interest at a floating rate equal to (i) the greater of 3.25% per year or the variable rate of interest per year announced by EWB as its prime rate, plus (ii) a spread of 0.75%. Interest is payable quarterly in arrears. Each advance under the EWB Credit Facility will be due and payable on the earlier of 90 days from the date such advance was made by EWB, or April 29, 2016. We may prepay any advance without penalty or premium. We will be subject to a non-usage fee of 0.50% per year on the amount, if any, of the aggregate principal amount available under the EWB Credit Facility that has not been borrowed. The non-usage fee, if any, is payable quarterly in arrears. Our obligations to EWB under the EWB Credit Facility are secured by a first priority security interest in certain eligible loans in which we have a beneficial interest, as updated from time to time. U.S. Bank National Association has agreed to serve as the collateral custodian under the EWB Credit Facility pursuant to a custody control agreement with us and EWB.

    In connection with the EWB Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The EWB Credit Facility contains events of default customary for similar financing transactions, including, without limitation (a) the failure to make any payment within 10 days of when due and thereafter, within one business day after notice of such default is provided by EWB; (b) our dissolution, insolvency or bankruptcy; (c) the failure to satisfy the minimum fair market value of the collateral securing the EWB Credit Facility and such failure is not cured within 10 business days; (d) the failure to remain in compliance with the investment sub-advisory agreement among us, CIM and AIM, and such failure is not cured within 10 business days; and (e) our failure to observe any other material term, provision, covenant or condition contained in the agreements comprising the EWB Credit Facility and such failure is not cured within 10 business days after we become aware of such failure. Upon the occurrence and during the continuation of an event of default, EWB may declare the outstanding advances and all other obligations under the EWB Credit Facility immediately due and payable. During the continuation of an event of default, we will pay interest at a default rate.